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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
 August 1, 2003

PACIFIC ENERGY PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	313345	68-0490580
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5900 Cherry Avenue
Long Beach, CA 90805-4408
(Address of Principal Executive Offices)

(562) 728-2800
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

        We are filing the consolidated balance sheets of Pacific Energy GP, Inc. as of December 31, 2002 and as of June 30, 2003 (unaudited), which are filed as Exhibits 99.2 and 99.3 to this Form 8-K, respectively, together with the report of the independent auditors on the consolidated balance sheet as of December 31, 2002, dated July 30, 2003, which is filed as Exhibit 99.1 to this Form 8-K, each of which is incorporated by reference herein. Pacific Energy GP, Inc. is the general partner of Pacific Energy Partners, L.P.

        Additionally, we have included as an exhibit to this report the consent of the independent auditors to the incorporation by reference of this report in previously filed registration statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

  (c)
  Exhibits.

23.1	Consent of Independent Auditors.
99.1	Report of Independent Auditors dated July 30, 2003 on the Consolidated Balance Sheet of Pacific Energy GP, Inc. as of December 31, 2002.
99.2	Consolidated Balance Sheet of Pacific Energy GP, Inc. as of December 31, 2002.
99.3	Consolidated Balance Sheet of Pacific Energy GP, Inc. as of June 30, 2003 (unaudited).

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC ENERGY PARTNERS, L.P.
	By:	PACIFIC ENERGY GP, INC. its General Partner
	By:	/s/ GERALD A. TYWONIUK Gerald A. Tywoniuk Senior Vice President, Chief Financial Officer and Treasurer
Date: August 1, 2003

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EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Auditors.
99.1	Report of Independent Auditors dated July 30, 2003 on the Consolidated Balance Sheet of Pacific Energy GP, Inc. as of December 31, 2002.
99.2	Consolidated Balance Sheet of Pacific Energy GP, Inc. as of December 31, 2002.
99.3	Consolidated Balance Sheet of Pacific Energy GP, Inc. as of June 30, 2003 (unaudited).

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  ITEM 5. OTHER EVENTS.
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX